Portions of this exhibit have been omitted pursuant to Item 601 (b)(10)(iv) of Regulation S-K on the basis that the Registrant customarily and actually treats that information as private or confidential and the omitted information is not material. The Registrant agrees to furnish supplementally a copy of any omitted information to the SEC upon its request, however, the Registrant may request confidential treatment of omitted information. Information that has been omitted has been noted in this document with a placeholder identified by the mark "[***]".

PROCUREMENT CONTRACT

BETWEEN

Buyer:

Xcentz Limited

ADDRESS: 44/F, Office Tower, Convention Plaza 1 Harbour Road Wanchai, Hong Kong

AND

Seller:

[***]

ADDRESS: [***]

After friendly negotiation, the Buyer and Seller signed this sales contract on the purchase and sale of equipment (electronic computers, servers, etc.), the specific terms of which are as follows:

买、卖双方经友好协商，就买方购买、卖方出售（电子计算机*服务器等设备）事宜，签订此销售合同，具体条款如下：

1. Product name, specifications, unit, quantity, and price

1. 设备名称、规格型号、单位、数量和价格

【***】

Serial No 序号	Product Name 名称	Specifications 规格型号	Unit Price 单价 (USD$/SET)	Quantity 数量	Amount 金额 (USD$)
1	Electronic Computer *Server 电子计算机*服务器	【***】	【 *** 】	【***】	【***】

1)Total contract amount: USD $ 【 *** 】.

合同总金额：美金【 *** 】元（大写美金：【 *** 】）

2)The mode of delivery of the goods shall be Buyer's self-collection, the freight cost shall be borne by the Buyer.

2)货物运送方式为买方自提，运费由买方承担。

2. The warranty details of 【***】 All the machines have one-year warranty provided by the Bitmain official, starting from the time when the machines departure from the factory of Bitmain

2. 【***】 机器质保期：官方质保期一年，从机器离开比特大陆工厂开始计算。

3. The transaction under this Contract is expected to be completed before September 15, 2023 and the specific date is subject to actual occurrence.

3.本合同项下的交易预估在2023年9月15日前完成，具体日期以实际发生为准。

4.Packaging: All new machines are equipped with new package (with form protection) for this batch.

4.包装: 所有全新机器配置全新包装（内有泡沫保护）。

5. Payment method

5. 付款方式

5.1 The Seller shall deliver the corresponding goods to the Buyer after receiving the payment from the Buyer.

5.1 卖方在收到买方支付的货款后，向买方交付对应的货物。

5.2 In order to purchase the equipment from a third party on the Buyer's behalf, the Seller and the third party have entered into Third-Party Payment Agreement (see Appendix I), which was used only for the purpose of specifying the payment information. The Buyer and the Seller confirm that the Buyer is the owner of all Equipment under this Contract and the Third-Party Payment Agreement.

[***]

5.2 卖方为了买方向第三方代采购上述设备，卖方、买方与第三方签署三方付款协议，（详见附件一），该三方付款协议仅是为了明确付款信息之目的使用。买方和卖方确认，买方为本协议以及三方付款协议项下所有设备的所有权人。

5.3 Seller appoints the following bank account to receive the payment from the Buyer.

5.3 卖方指定以下银行账户接收买方付款：

[***]

6. Delivery of the equipment: After the equipment is delivered to the first carrier, the seller is deemed to have completed the delivery of the equipment, the ownership of the equipment is transferred to the Buyer, and the risk of transportation, insurance and damage to and demolishment of all equipment is borne by the Buyer.

6.设备交付：在设备交付第一承运人后，即视为卖方完成设备交付，设备所有权转移至买方，所有设备的运输、保险及损坏、灭失的风险由买方全部承担。

7. The After-sale service policy is listed below, and once the goods are purchased, it is considered to agree to the following policy:

7. 本产品售后服务政策如下，一旦购买，即视为对本政策的认同：

7.1 Due to the predictability nature of the profit made out of the mining machine equipment, after the Buyer has confirmed the goods as listed in this Contract and has made the payment, it may not apply for return of the goods or refund;

7.1 鉴于矿机设备的收益产生可期待性，买方确定购买本合同项下设备并付款后，不得申请退货或退款；

8. Any dispute, whether contractual or not, arising out of or in connection with this contract (including any question regarding its existence, validity or termination) shall be referred to and finally resolved by arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Centre ("SIAC Rules") for the time being in force, which rules are deemed to be incorporated by reference into this paragraph. The arbitration tribunal shall consist of one (1) arbitrator to be appointed in accordance with the SIAC Rules. The seat of arbitration shall be in Singapore and the language of the arbitration shall be English.]

8. 由本合同引起的或与本合同有关的任何争议或诉讼(包括有关本合同存在、效力或终止的任何问题)均应提交新加坡，并根据法院仲裁规则最终解决。新加坡国际仲裁中心("SIAC 规则")，这些规则被视为通过引用纳入本段。仲裁庭应由一(1)名仲裁员组成，由SIAC 规则指定。仲裁地点应在新加坡，仲裁语言应为英语。

[***]

9. If there are any matters not covered by the contract, they shall be negotiated amicably and the results of the negotiations and the dealings shall be recorded in the form of a Supplementary Agreement, which shall have the same legal effect as the Contract.

9.合同如有未尽事宜另行友好协商，协商和处理结果以《补充协议》形式作为合同内容，与合同具有同等法律效力。

10. This contract and its annexes shall be in two copies, one for each party, both having equal legal effect.

10. 本合同及合同附件一式贰份，双方各执壹份，均具有同等法律效力。

11. This Contract consists of an English version and a Chinese version. For any inconsistency between the two, the Chinese version shall prevail.

11.本合同由英文版本和中文版组成，二者不一致的，以中文版为准。

--以下无正文，为签署--

------------------------------The space below is left blank except for execution --------------------------

Buyer 买方:	Seller 卖方:
Xcentz Limited	[***]
Agreed and signed by the Buyer: 买方同意并签署： [***]	Agreed and signed by the Seller: 卖方同意并签署： [***]
Date 日期:	Date 日期:

Appendix I: Third-Party Payment Agreement
附件一：《三方付款协议》

Third-Party Payment Agreement

THIS THIRD-PARTY PAYMENT AGREEMENT (this "**Agreement**") is made on the 04th day of August, 2023.

BY AND BETWEEN:

(1) [***] a company incorporated under the laws of [***]

(2) [***] a company incorporated under the laws [***] [***] (the "**Purchaser**"); and

(3) Each of the individuals and/or entities (each, a "**Payor**") listed on Schedule I attached hereto.

Each of BITMAIN, the Purchaser and each Payor shall be hereinafter referred to individually as a "**Party**" and collectively as the "**Parties**".

WHEREAS:

(A) In order to purchase the equipment from [***] on Payor's behalf, The Purchaser and [***] have entered into a Future SALES AND PURCHASE AGREEMENT(SGBD-XS-00120230804001) dated 2023/8/ in respect of a total number of [***] be delivered between 2023,Aug and 2023,Aug (the "**Original Agreement**").

(B) The Purchaser has requested [***] to permit each Payor to assume full responsibility for certain payment obligation(s) of the Purchaser under the Sales and Purchase Agreement.

(C) [***] the Purchaser and the Payor confirm that the Payor is the owner of all equipment under the Original Agreement and this Agreement.

(D) [***] the Purchaser and the Payor confirm that this agreement is used only for the purpose of specifying the payment information.

IT IS AGREED as follows:

1. Interpretation. Unless the context otherwise requires or defined in this Agreement, capitalized terms in this Agreement shall have the same meaning ascribed to them in the Original Agreement.

2. Payment Responsibility.

[***]

2.1. Each Payor hereby, severally and not jointly, agrees to assume full responsibility of the Purchaser pursuant to the Original Agreement for payment in such aggregate amount set forth opposite such Payor's name on Schedule I.

2.2. Subject to the completion of the KYC (as defined below) procedure in accordance with section 3 of this Agreement, upon receipt of payment from a Payor designated as payment made for and on behalf of the Purchaser pursuant to this Agreement, [***] agrees to release the Purchaser from its payment obligation under the Original Agreement in connection with such amount equal to the amount received by [***] from such Payor.

2.3. The Purchaser shall remain bound by all other terms and conditions of the Original Agreement and shall remain solely responsible for any default or delay in payment on the part of any Payor (including any default or delay in acknowledging receipt of payment caused by the failure of the relevant Payor in completing the KYC procedure of [***] in accordance with section 3 of this Agreement).

2.4. [***] the Purchaser and each Payor (as applicable and in respect of the relevant payment made by it) hereby acknowledge that, subject to (i) the completion of the KYC procedure in accordance with section 3 of this Agreement; and (ii) such Payor producing sufficient payment proof in respect of such amount paid, receipt of payment in such amount set forth in column (A) opposite such Payor's name on Schedule I is hereby acknowledged and confirmed.

3. Know-Your-Client. Each Payor shall not assume any payment obligation of the Purchaser under the Original Agreement unless [***] has notified such Payor that such Payor has completed the Know-Your-Client ("**KYC**") procedure of [***] Each of the Purchaser and the Payor(s) hereby acknowledges and confirms that [***] shall not be obliged to acknowledge receipt of any payment made by a Payor hereunder unless and until such Payor has completed the KYC procedure of [***]

4. Representations and Warranties. Each Payor hereby, severally and not jointly, makes the following representations and warranties to [***]

(1) (To the extent that such Payor is a legal entity) It is duly incorporated or organized, validly existing and in good standing (or equivalent status in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation or organization;

(2) It has all requisite power, authority and capacity to enter into this Agreement, and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by it and, when executed and delivered by it, will constitute valid land legally binding obligations of its, enforceable against it in accordance with its terms.

(3) It is not the target of economic sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury ("**OFAC**"), the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty's Treasury or Singapore ("**Sanctions**"), including by being listed on the Specially Designated Nationals and Blocked Persons ("**SDN**") list

maintained by OFAC or any other Sanctions list maintained by one of the foregoing governmental authorities, directly or indirectly owned or controlled by one or more SDNs or other Persons included on any other Sanctions list, or located, organized or resident in a country or territory that is the target of Sanctions, and the entering into of this Agreement and the performance of the obligations hereunder will not violate any Sanctions or import and export control related laws and regulations.

5. Notices.

(1) All notices, requirements, requests, claims, and other communications in relation to this Agreement shall be in writing, and shall be given or made by delivery in person, by an internationally recognized overnight courier service, or registered or certified mail (postage prepaid, return receipt requested) or electronic mail to the respective Parties at the addresses specified below or at such other address for a Party as may be specified in a notice given in accordance with this Section 5.

If to [***] such addresses specified in the Original Agreement.

If to the Purchaser: such addresses specified in the Original Agreement.

If to each Payor: such addresses specified on its signature page.

(2) All such notices and other communications shall be deemed effective in the following situations:

(i) if sent by delivery in person, on the same day of the delivery;

(ii) if sent by registered or certified mail or overnight courier service, on the same day the written confirmation of delivery is sent; and

(iii) if sent by electronic mail, at the entrance of the related electronic mail into the recipient's electronic mail server.

6. Governing Law and Dispute Resolution.

(1) This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by, and construed in accordance with, the laws of Singapore.

(2) Any dispute, controversy or claim arising out of or relating to this contract, or the breach, termination or invalidity thereof, shall be settled by arbitration in Singapore in accordance with the UNCITRAL Arbitration Rules for the time being in force. The arbitration shall be administered by Singapore International Arbitration Centre ("**SIAC**") in accordance with its Practice Note on UNCITRAL cases. The appointing authority shall be the President or Vice-President of SIAC Court of Arbitration. This arbitration agreement shall be governed by Singapore law. The number of arbitrators shall be one (1). The language to be used in the arbitral proceedings shall be English. The award shall be final and binding on the Parties. Judgment upon the award may be entered by

any court having jurisdiction thereof or having jurisdiction over the relevant Party or its assets.

7. Further Assurance. Each Party undertakes to the other Party to execute or procure to be executed all such documents and to do or procure to be done all such other acts and things as may be reasonable and necessary to give all Parties the full benefit of this Agreement

8. Third Party Rights. A person who is not a Party to this Agreement has no right under the Contracts (Rights of Third Parties) Act (Chapter 53B of the Laws of Singapore) to enforce or to enjoy the benefit of any term of this Agreement.

[Remainder of page intentionally left blank]

SCHEDULE I

LIST OF PAYORS

Name	Company No. (Passport No.), Country	Relationship with Purchaser *(e.g. Subsidiary / Shareholder / Affiliate / Business Partner, etc.)*	Amounts Payable as Assumed by the Payor		
			Paid by the Payor as of the date hereof (A)	**To be paid by the Payor (B)**	**Aggregate (C) = (A) + (B)**
XCENTZ LIMITED	Hong Kong 70674207-000-05-23-0	Partner		[***]	[***]
				(representing payment for SGBD-XS-00120230804001)	*(representing payment for* SGBD-XS-00120230804001*)*
Total				[***]	[***]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first written above.

EXECUTED BY:

[***]

By: [***]

Name: [***]

Title: [***]

EXECUTED BY:

[***]

[***]

By:

Name:

Title:

EXECUTED BY:

XCENTZ LIMITED

For and on behalf of

Xcentz Limited

[***]

By:

Name:

Title:

Address: [***]

Attn:

Phone:

Email: